                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the  incorporation  by reference in  Registration  Statements  No.
333-70037,  No. 333-60314,  No. 333-83920,  No. 333-93943, No. 333-88350 and No.
333-102493 on Form S-3 and No. 333-95285,  No. 333-81604,  No. 333-62158 and No.
333-88346 on Form S-8 of NYFIX, Inc. of our report on NYFIX, Inc., dated May 27,
2004,  appearing in this Annual Report on Form 10-K of NYFIX,  Inc. for the year ended December 31, 2003.

                                                  /s/ DELOITTE & TOUCHE LLP

Stamford, Connecticut
May 28, 2004